EXHIBIT 10.1
EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 27, 2020 among PERKINELMER, INC., a Massachusetts corporation (the “Company”), PERKINELMER HEALTH SCIENCES, INC., a Delaware corporation (“Health Sciences”), PERKINELMER LIFE SCIENCES INTERNATIONAL HOLDINGS, a company incorporated and registered under the laws of England and Wales with registered number 04418157 (the “UK Borrower”), PERKINELMER GLOBAL HOLDINGS S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 9, allée Scheffer, L-2520 Luxembourg-city, Luxembourg, registered with the Luxembourg Trade and Companies Register (registre de commerce et des sociétés, Luxembourg) under number B217121 (the “Luxembourg Borrower”), PERKINELMER HEALTH SCIENCES B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) having its official seat (statutaire zetel) in Groningen, and its office at Groningen, Rigaweg 22 (9723TH), registered with the Dutch Trade Register of the Chamber of Commerce under number 02027119 (the “Dutch Borrower”; the Dutch Borrower, together with the Company, Health Sciences, the UK Borrower, and the Luxembourg Borrower, each a “Borrower” and collectively, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent, the Swing Line Lender and an L/C Issuer, and the other L/C Issuers party hereto, entered into that certain Credit Agreement, dated as of September 17, 2019 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, the parties hereto are willing to amend the Credit Agreement, subject to the terms and conditions specified in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Credit Agreement. Section 2.02(e) of the Credit Agreement is amended to read as follows:
(e)    After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect with respect to Committed Loans.
2.    Condition Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, and the Administrative Agent.

3.    Miscellaneous.
(a)    The Loan Documents and the obligations of the Borrowers thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)    Each Borrower represents and warrants that: (i) such Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Borrower’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, or (C) violate any Law, except in the cases of clause (b)(ii)(B) and clause (b)(ii)(C) as could not reasonably be expected to have a Material Adverse Effect; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Borrower of this Amendment, except as may have been obtained; and (iv) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imagine means shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(e)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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(f)    The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
COMPANY:                PERKINELMER, INC.,
a Massachusetts corporation
By:    /s/ James M. Mock
Name:    James M. Mock
Title:    Senior Vice President and Chief Financial Officer
BORROWERS:                PERKINELMER HEALTH SCIENCES, INC.,
a Delaware corporation
By:    /s/ John L. Healy
Name:    John L. Healy
Title:    Vice President and Secretary
PERKINELMER LIFE SCIENCES INTERNATIONAL HOLDINGS,
a company incorporated under the laws of England and Wales
By:    /s/ John L. Healy
Name:    John L. Healy
Title:    Director
PERKINELMER GLOBAL HOLDINGS S.À R.L.,
a private limited liability company incorporated under the laws of Luxembourg
By:    /s/ John L. Healy
Name:    John L. Healy
Title:    Authorized Signatory
PERKINELMER HEALTH SCIENCES B.V.,
a private company with limited liability incorporated under the laws of the Netherlands
By:    /s/ John L. Healy
Name:    John L. Healy
Title:    Attorney-in-fact

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as Administrative Agent
By:     /s/ Taelitha Bonds-Harris
Name: Taelitha Bonds-Harris
Title:     Assistant Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Joseph L. Corah
Name:    Joseph L. Corah
Title:    Director

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ David Hyman
Name: David Hyman
Title: Executive Director

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Sara Barton
Name: Sara Barton
Title: Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.,
as a Lender
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender
By:    /s/ Jason Siewert
Name: Jason Siewert
Title: Senior Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Steven Eberhardt
Name: Steven Eberhardt
Title: Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By:    /s/ Pranjal Gambhir
Name: Pranjal Gambhir
Title: Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Zhiyan Zeng
Name: Zhiyan Zeng
Title: Vice President

PERKINELMER, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT